415 P-1 08/11

SUPPLEMENT DATED AUGUST 31, 2011
TO THE PROSPECTUS DATED MAY 1, 2011
OF
TEMPLETON GLOBAL OPPORTUNITIES TRUST

The prospectus is amended as follows:

I. The description of “Contents – Your Account” on page 1 is revised as follows: Information about sales charges, qualified investors, account transactions and services

II. The “Portfolio Turnover” section on page 3 of the Fund Summary is revised as follows:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.89% of the average value of its portfolio.

III. The second paragraph on page 7 of “Average Annual Total Returns” of the Fund Summary “Performance” section is revised as follows: The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Please keep this supplement for future reference.